JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D (and any further amendment filed by them) with respect to the common stock, par value $.01 per share, of DTM Corporation


                                          Tiger Deals, Inc.

                                          By:     /S/ E. JAMES SELZER
                                               -------------------------------
                                          Name:   E. James Selzer
                                          Title:  Vice President and Chief
                                                  Financial Officer

                                          3D Systems Corporation

                                          By:     /S/ E. JAMES SELZER
                                               -------------------------------
                                          Name:   E. James Selzer
                                          Title:  Vice President and Chief
                                                  Financial Officer


Dated:  April 2, 2001